                                                                    EXHIBIT 23.8


                          CONSENT TO BE IDENTIFIED AS A
                                PROPOSED DIRECTOR



         I, Stephen G. Barker, hereby consent to being identified as a proposed director of Kentucky First Bancorp (the "Company") in the Company's prospectus to be included in the Company's Registration Statement on Form S-1.




                                                By: /s/ Stephen G. Barker
                                                   -----------------------



Dated: September 7, 2004